EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                I, Harvey R. Blau, Chief Executive Officer of Aeroflex Incorporated, hereby certify that the Form 10-Q of Aeroflex Incorporated for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated.

/s/ Harvey R. Blau

Name: Harvey R. Blau

Date: November 8, 2005

                I, Charles Badlato, Principal Accounting Officer and Principal Financial Officer of Aeroflex Incorporated, hereby certify that the Form 10-Q of Aeroflex Incorporated for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated.

/s/ Charles Badlato

Name: Charles Badlato

Date: November 8, 2005

A signed original of this written statement required by Section 906 has been provided to Aeroflex Incorporated and will be retained by Aeroflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.